SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 28, 2004
Date of Report (Date of earliest event reported)

HEARST-ARGYLE TELEVISION, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction Of Incorporation)	1-14776 (Commission File Number)	74-2717523 (IRS Employer Identification No.)

888 Seventh Avenue New York, New York 10106
(Address of Principal Executive Offices) (Zip Code)

(212) 887-6800
(Registrant’s telephone number, including area code)

Item 9. Regulation FD Disclosure and Item 12. Results of Operation and Financial Condition.

On July 28, 2004, the Registrant issued a press release reporting financial results and earnings for the Registrant’s quarterly period ended June 30, 2004. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated into Item 12 by reference.

The information contained in this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that Section. In addition, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARST-ARGYLE TELEVISION, INC.
By:	/S/ JONATHAN C. MINTZER Jonathan C. Mintzer Vice President, General Counsel and Secretary

Date: July 28, 2004

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release of the Registrant, dated July 28, 2004.